UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 403-8125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the Amended and Restated RSA (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on June 2, 2016 (the “Petition Date”), Warren Resources, Inc. (the “Company”) and certain of its wholly owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer all of the Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) under the caption In re Warren Resources, Inc., et al., Case No. 16-32760. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company has filed and the Court has approved a series of first day motions designed to allow the Company to continue to conduct business in the ordinary course. These motions are designed primarily to minimize the impact of the Chapter 11 Cases on the Company’s operations, customers and employees.

Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s claims agent, Epiq Systems, at http://dm.epiq11.com/WRE/Project#.

Amended and Restated RSA

As also previously disclosed, in connection with the Chapter 11 Cases, the Debtors entered into a Restructuring Support Agreement, dated as of June 2, 2016, with the lenders under its existing first-lien credit agreement (the “Plan Sponsor”) and the holders of a majority of its senior notes. On July 11, 2016, the Debtors entered into an Amended and Restated Restructuring Support Agreement (the “Amended and Restated RSA”) with the Plan Sponsor, the lenders under its existing second-lien credit facility, and the holders of a majority of its senior notes for a consensual restructuring of its balance sheet. Under the Amended and Restated RSA the Company expects that, if confirmed pursuant to the Chapter 11 Cases, its plan of reorganization will result in (a) the lenders under its currently existing first-lien credit agreement receiving 79.01% of its post-restructuring common equity interests, (b) the lenders under its currently existing second-lien credit facility receiving 7.55% of its post restructuring common equity interests and (c) each of the holders of its currently existing unsecured notes, together with another unsecured claim holder, receiving a pro rata share of 13.45% of the post-restructuring equity of the Company (in each case, subject to dilution by issuances of equity interests under a new management incentive program and the exercise of warrants, as described below). More specifically, under the Amended and Restated RSA:

•	the lenders under the Company’s first-lien credit agreement will become lenders under a new first-lien credit facility in an amount equal to $130 million plus the principal amount of any debtor-in-possession financing (generally described below) outstanding as of the plan effective date (up to $20 million) and will obtain 82.5% of the post-restructuring common equity of the Company (the “First Lien Equity”) (subject to dilution by a new management incentive program, the exercise of warrants, as described below, and the Supplemental Equity Distribution (as defined below));

•	the lenders under the Company’s second-lien credit facility, the holders of the Company’s unsecured notes and, at the option of the Plan Sponsor, a holder of another claim (if allowed, and only up to an amount of $8.5 million) will be entitled to share pro rata in 17.5% of the post-restructuring common equity of the Company (the “General Equity Pool”) (which is subject to dilution by a new management incentive program and the exercise of warrants, as described below);

•	to the extent the pro rata share of the General Equity Pool received by the Company’s second-lien credit facility lenders is less than 7.55%, such lenders will be entitled to receive a supplemental distribution of common equity to bring their holdings of the post-restructuring common equity of the Company up to 7.55% in the aggregate (the “Supplemental Equity Distribution”) (which amount shall be subject to dilution by a new management incentive program and the exercise of warrants, as described in the bullet below); and

•	the reorganized Company will, pursuant to a warrant agreement, issue to the lenders under the Company’s second-lien credit facility five-year warrants to purchase up to 5% of the post-restructuring common equity of the Company (subject to dilution under a new management incentive plan).

The Amended and Restated RSA contemplates the approval by the Bankruptcy Court of the DIP Credit Agreement described below under “—Debtor-in-Possession Financing.” Upon the effectiveness of the plan of reorganization contemplated by the Amended and Restated RSA, any outstanding principal amount of the DIP Credit Agreement (up to $20 million) may be, at the option of the Plan Sponsor, exchanged or rolled into the new first-lien credit facility.

The Amended and Restated RSA includes an agreed timeline for the Chapter 11 Cases that, if met, would result in the Company confirming a Chapter 11 plan and emerging from bankruptcy by September 30, 2016. The proposed terms of the DIP Credit Agreement and the proposed terms of the restructuring set forth in the Amended and Restated RSA are to be effectuated through the Chapter 11 Cases and remain subject to Bankruptcy Court approval.

The foregoing description of the Amended and Restated RSA does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated RSA filed as Exhibit 10.1 hereto and incorporated herein by reference.

Debtor-in-Possession Financing

In connection with the Chapter 11 Cases, on June 2, 2016, the Debtors filed a motion (the “DIP Motion”) seeking, among other things, interim and final approval of the Debtors’ use of cash collateral and debtor-in-possession financing on terms and conditions set forth in a proposed Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) among the Company, the financial institutions or other entities from time to time parties thereto, as lenders, and Wilmington Trust, National Association, as administrative agent. The initial lenders under the DIP Credit Agreement are expected to be one or more of the lenders under the Company’s existing first-lien credit agreement or the affiliates of such lenders. The proposed DIP Credit Agreement, if approved by the Court, contains the following terms:

•	a multi-draw term loan in the aggregate amount of up to $20 million;

•	following approval by the Bankruptcy Court, proceeds of the DIP Credit Agreement may be used by the Debtors to (i) pay certain costs, fees and expenses related to the Chapter 11 Cases, (ii) make payments in respect of certain “adequate protection” obligations and (iii) fund working capital needs, capital improvements and expenditures of the Company and its subsidiaries, in all cases subject to the terms of the DIP Credit Agreement and applicable orders of the Bankruptcy Court;

•	the maturity date of the DIP Credit Agreement is expected to be the earliest to occur of October 31, 2016 (though such date may be extended by written agreement among the Company, its subsidiaries and each of the lenders under the DIP Credit Agreement for up to three months without further approval from the Bankruptcy Court), the effective date of a plan of reorganization in the Chapter 11 Cases and certain other events under the DIP Credit Agreement;

•	interest will accrue at a rate per year equal to the LIBOR rate (with a floor of 1.00%) plus 11.0%;

•	in addition to fees to be paid to the administrative agent, the Company is required to pay to the administrative agent for the account of the lenders under the DIP Credit Agreement the following fees:

¡	a funding fee equal to 3.0% of the aggregate commitment amount of $20.0 million on the date that the Company receives its first advancement of a borrowing under the DIP Credit Agreement, which may be paid from the proceeds of such borrowing;

¡	an unused commitment fee equal to 1.0% of the daily average of each lender’s unused commitment under the DIP Credit Agreement, which is payable in arrears on the last day of each calendar month and on the termination date for the facility for any period for which the unused commitment fee has not previously been paid; and

¡	an exit fee upon the prepayment or repayment (upon the termination of the facility) of any portion of the facility in an amount equal to 2.0% of the principal amount so prepaid or repaid, respectively, unless such repayment is made in cash, in which case no exit fee shall be due and payable;

•	the obligations and liabilities of the Company and its subsidiaries owed to the administrative agent or lenders under the DIP Credit Agreement and related financing documents will be entitled to joint and several super-priority administrative expense claims status in the Chapter 11 Cases subject to limited exceptions, and will be secured by a perfected second-priority lien on the assets and property of the Company and its subsidiaries that is subject to a valid, perfected and non-avoidable lien as of the Petition Date (including any such liens securing obligations under the existing first-lien credit agreement and related documents) and a perfected first-priority lien on all other assets and property of the Company and its subsidiaries, in each case, subject to limited exceptions; and

•	the proposed DIP Credit Agreement is subject to customary covenants, prepayment events, events of default and other provisions.

The DIP Credit Agreement is subject to approval by the Bankruptcy Court, which has not been obtained at this time. The Debtors anticipate closing the DIP Credit Agreement promptly following approval by the Bankruptcy Court of the DIP Motion.

Item 2.03	Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.03 of this Report regarding the DIP Credit Agreement is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 7, 2016, the Company provided a revised summary budget of the Company (the “Revised Budget”) to counsel to certain holders of the Company’s 9% Senior Notes due 2022. The Revised Budget is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. If the Chapter 11 plan agreed to pursuant to the Amended and Restated RSA is confirmed by the Bankruptcy Court, the holders of the Company’s common stock will not receive a distribution on account of their equity interests and the Company’s common stock will be cancelled. If certain requirements of the Bankruptcy Code are met, a plan of reorganization can be confirmed notwithstanding the fact that the holders of the Company’s equity securities do not receive or retain any property on account of their equity interests under such plan. Even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, under the Chapter 11 plan agreed to pursuant to the Amended and Restated RSA, it has no underlying asset value and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the value the Company’s stockholders will receive, if any, in connection with the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. The statements in this Report and the Exhibits that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the ability of the Company to continue as a going concern; the Debtors’ ability to obtain approval by the Bankruptcy Court of the Amended and Restated RSA and the DIP Motion and the plan of reorganization of the Company as proposed, including with respect to the plan of reorganization, the treatment of the claims of the Company’s lenders and trade creditors, among others; the ability of the Debtors to develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; the Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the length of time the Debtors will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the negotiation of the terms, conditions and other provisions of the DIP Credit Agreement with the prospective lenders; the anticipated closing of the DIP Credit Agreement; the need for Court orders approving the DIP Motion; the sufficiency of the liquidity purported to be made available by the DIP Credit Agreement; and the additional risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

10.1	Amended and Restated Restructuring Support Agreement, dated July 11, 2016, by and among Warren Resources, Inc., certain of its subsidiaries, GSO Capital Partners LP on behalf of itself and on behalf of certain funds and accounts it manages, advises or sub-advises named as signatories therein, Claren Road Credit Master Fund, Ltd. and Claren Road Credit Opportunities Master Fund, Ltd., and each beneficial holder (or investment manager or advisor therefor) of the 9.0% Senior Notes due 2022 issued by Warren Resources, Inc. identified on the signature pages thereto.

99.1	Revised Summary Budget of Warren Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARREN RESOURCES, INC.

Date: July 12, 2016	By:	/s/ Frank T. Smith, Jr.
Name: Frank T. Smith, Jr.
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Restructuring Support Agreement, dated July 11, 2016, by and among Warren Resources, Inc., certain of its subsidiaries, GSO Capital Partners LP on behalf of itself and on behalf of certain funds and accounts it manages, advises or sub-advises named as signatories therein, Claren Road Credit Master Fund, Ltd. and Claren Road Credit Opportunities Master Fund, Ltd., and each beneficial holder (or investment manager or advisor therefor) of the 9.0% Senior Notes due 2022 issued by Warren Resources, Inc. identified on the signature pages thereto.

99.1	Revised Summary Budget of Warren Resources, Inc.